77Q1(a)(1)

Articles of Amendment of American Century World Mutual Funds, Inc., dated December 9, 2014 (filed electronically as Exhibit a33 to Post-Effective Amendment No. 62 to the Registration Statement of the Registrant on December 22, 2014, File No. 33-39242, and incorporated herein by reference).